DRIEHAUS MUTUAL FUNDS

(the “Trust”)

Driehaus Active Income Fund *LCMAX

Driehaus Event Driven Fund *DEVDX

(the “Funds”)

SUPPLEMENT DATED JULY 1, 2015

TO THE PROSPECTUS FOR THE FUNDS DATED APRIL 30, 2015 (“PROSPECTUS”)

Driehaus Active Income Fund

Effective July 1, 2015, Elizabeth Cassidy (formerly assistant portfolio manager of the Fund) serves as co-portfolio manager of the Driehaus Active Income Fund. Accordingly, the following information replaces the existing disclosure for Elizabeth Cassidy under “Portfolio Managers” on page 5 of the Prospectus:

Elizabeth Cassidy

Co-Portfolio Manager of DCM

Co-Portfolio Manager of the Fund

since 7/15 (Assistant Portfolio Manager

of the Fund 11/09 - 7/15)

The following information replaces the third paragraph under the “Driehaus Active Income Fund and Driehaus Select Credit Fund” heading under the “Management of the Funds” section on page 31 of the Prospectus:

Co-Portfolio Manager of Driehaus Active Income Fund. Elizabeth Cassidy has been the co-portfolio manager of the Driehaus Active Income Fund since July 1, 2015 and, together with Mr. Nelson, is responsible for making investment decisions on behalf of the Fund. Ms. Cassidy served as an assistant portfolio manager of the Driehaus Active Income Fund from November 1, 2009 to June 30, 2015.

Assistant Portfolio Manager of Driehaus Select Credit Fund. Ms. Cassidy has been an assistant portfolio manager of Driehaus Select Credit Fund since its inception and supports Mr. Nelson with investment research, security selection and portfolio construction. She has certain responsibilities for investment decision-making for the Driehaus Select Credit Fund, subject to Mr. Nelson’s approval.

Driehaus Event Driven Fund

Effective July 1, 2015, Matthew Schoenfeld serves as an assistant portfolio manager of the Driehaus Event Driven Fund. Accordingly, the following information is added to the existing disclosure under “Portfolio Managers” on page 18 of the Prospectus:

Matthew Schoenfeld

Assistant Portfolio Manager of DCM

Assistant Portfolio Manager of the Fund

since 7/15

The following information is added after the sixth paragraph under the “Driehaus Event Driven Fund” heading under the “Management of the Funds” section on page 32 of the Prospectus:

Assistant Portfolio Manager. Matthew Schoenfeld has been an assistant portfolio manager of the Driehaus Event Driven Fund since July 1, 2015 and has certain responsibilities for investment decision-making, subject to the approval of Mr. Nelson or Mr. Abbas.

Mr. Schoenfeld graduated from Columbia University in 2008 with a B.A. in Political Science, and received his J.D. from Harvard Law School in 2012. Prior to joining the Adviser in 2014, Mr. Schoenfeld was a member of the Special Situations Group at Morgan Stanley, where he focused on merger arbitrage and event-driven investing.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

For more information, please call the Driehaus Mutual Funds at (877) 779-0079.